                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           GIGA-TRONICS INCORPORATED
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

    ---------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule<ws>0<ho>-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   ----------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

   ----------------------------------------------------------------------------

   (3) Filing Party:

   ----------------------------------------------------------------------------

  (4) Date Filed:

  -----------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583





                                                                  June 25, 1997



To Our Shareholders:

      I cordially invite you to attend the annual meeting of Giga-tronics Incorporated shareholders to be held at 10:00 a.m. on Tuesday, August 5, 1997, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California.

      At the meeting, you will be asked to elect four directors, ratify the appointment of independent certified public accountants, approve the employee stock purchase plan, and approve an amendment to the Company's 1990 Stock Option Plan, which would increase the number of shares available for issuance from 400,000 to 700,000 shares of Common Stock, and remove or relax certain plan limitations (including limitations on the Board of Directors authority to amend the plan) that are no longer required by Securities and Exchange Commission rules and make the grant of Limited Stock Appreciation Rights to officers discretionary rather than mandatory. Information about these matters is set forth in the attached Notice and Proxy Statement.

      The Company counts on your continued interest, and I hope you will be able to attend the meeting. However, regardless of whether you plan to attend in person, it is important that your vote be counted. I urge you to vote your shares by signing and returning the accompanying proxy card.


                                      Sincerely,


                                      /s/ George H. Bruns, Jr.

                                      George H. Bruns, Jr.
                                      Chairman and Chief Executive Officer

                                [GRAPHIC OMITTED]

                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

      The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at 10:00 a.m., local time, on Tuesday, August 5, 1997, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California, for the following purposes:

      1.    Elect four directors for the ensuing year;

      2.    Ratify the appointment of independent certified public accountants;

      3.    Approve the employee stock purchase plan;

      4. Approve an amendment to the Company's 1990 Stock Option Plan, which would increase the number of shares available for issuance from 400,000 to 700,000 shares of Common Stock, and remove or relax certain plan limitations (including limitations on the Board of Directors authority to amend the plan) that are no longer required by Securities and Exchange Commission rules and make the grant of Limited Stock Appreciation Rights to officers discretionary rather than mandatory.

      5    Transact such other business as may properly come before the meeting.


      Only shareholders of record at the close of business on June 9, 1997, will be entitled to vote at this meeting, or any adjournment thereof.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.




                                      By Order of the Board of Directors,



                                      /s/ George H. Bruns, Jr.

                                      George H. Bruns, Jr.
                                      Chairman and Chief Executive Officer


San Ramon, California
June 25, 1997

                                [GRAPHIC OMITTED]
                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 5, 1997


         This Proxy Statement is submitted by the Board of Directors of Giga-tronics Incorporated ("Giga-tronics" or the "Company"), a California corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on August 5, 1997, in accordance with the foregoing notice, and at any adjournment thereof.

      The Board of Directors has fixed June 9, 1997 as the record date for the meeting. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 3,379,449 shares of Common Stock of the Company issued and outstanding, each of which is entitled to one vote as to each matter to be acted on at the meeting. However, each shareholder will be entitled to cumulate his votes in the election of directors provided that notice of an intention to cumulate votes is given at the meeting prior to voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected (four at this meeting) and may use the total number of votes for one nominee or may distribute such number among as many nominees as such shareholder chooses.

         Shares represented by properly executed proxies received by Giga-tronics will be voted at the meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by Giga-tronics which are not limited to the contrary will be voted FOR all proposals set forth in the notice of meeting.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the meeting and votes in person. Attendance at the meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy shall give the proxy holder authority to cumulate votes if cumulative voting is elected.

         So far as is presently known, there is no business to be transacted at the meeting other than that referred to in the Notice of Annual Meeting of Shareholders, and it is not anticipated that other matters will be brought before the meeting. If, however, other matters should be brought before the meeting it is intended that the proxy holders may vote or act in accordance with their judgment on such matters.

         An affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes. Abstentions are included in determining the number of shares present and voting at the Annual Meeting and each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The Annual Report of the Company for the fiscal year ended March 29, 1997 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

         The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses.

         The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is July 3, 1997.

         The executive offices of Giga-tronics are located at 4650 Norris Canyon Road, San Ramon, California 94583, and the telephone number is (510) 328-4650.

                              ELECTION OF DIRECTORS


          At the annual meeting four (4) directors (constituting the entire Board) are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The following are the nominees of the Board of Directors for election as directors. There are no family relationships among the nominees or between any nominee and any executive officer of the Company.


                                                                                                DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                                    SINCE:        AGE
  George H. Bruns, Jr.                                                                            1980         78
         Chief  Executive  Officer  since  January,  1995,  Chairman  of the  Board and a
         Director  of the  Company.  Founded  the Company in 1980 and has been a Director since  inception.  Mr. Bruns is General Partner of The Bruns Company,  a private venture  investment  and  management  consulting  firm. Mr. Bruns is Director of
         Peninsula Wireless Communications Inc. and Testronics Inc.

  James A. Cole                                                                                   1994         55
         Managing  General  Partner of  Spectra  Enterprise  Associates  and a Partner of
         New  Enterprise   Associates.   Founder  and  President  of  Amplica,  Inc.  and
         presently a Director of Vitesse Semi-Conductor Corp., and Spectrian Corp.

  Edward D. Sherman                                                                               1993         63
         President and Chief Executive  Officer of FET Acquisition  Co., Inc. from April,
         1995 through  September,  1996.  Served as Product Line Manager for Giga-tronics from May, 1995 through March,  1996.  President and Chief  Executive  Officer at
         3dbm,  Inc. from January,  1994 through  March,  1995.  Prior to that time,  and from 1990,  Mr.  Sherman  served as  President  and Chief  Executive  Officer of
         Peninsula Engineering.

Robert C. Wilson                                                                                  1991         77
         Chairman  of  Wilson &  Chambers,  a  private  investment  firm.  Mr.  Wilson is currently  a Director of Storage  Technology  Corporation,  SyQuest  Technology,
         Inc.,  Southwall  Technologies  Inc.,  ReSound  Corp.,  Andros  Inc.,  and Carco
         Electronics.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD


MEETINGS

         There were six regularly scheduled meetings and no special meetings of the Board of Directors during the last fiscal year.

COMMITTEES

         Giga-tronics' Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

         During fiscal 1997, the Audit Committee consisted of Edward D. Sherman and James A. Cole. The Audit Committee serves to monitor the effectiveness of the independent audit as well as the Company's accounting, financial controls and financial reports. The Audit Committee held one meeting during the past fiscal year.

         During fiscal 1997, the Compensation and Stock Option Committee consisted of independent non-employee directors James A. Cole and Robert C. Wilson. It formulates recommendations to the Board of Directors regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with the Company over the long-term, the Committee awards options to purchase shares of the Company's stock. The Compensation and Stock Option Committee held one meeting during the past fiscal year.

         The Company does not have a nominating committee or any committee performing such functions. All of the directors attended all the meetings of the Board and all the committees on which they sat.

COMPENSATION OF DIRECTORS

         Each of Giga-tronics' directors who is not employed by the Company receives an annual director's fee of $6,000 and $750 for attendance at each Board meeting. Outside directors serving on committees of the Board receive $500 for attendance at each committee meeting.

         The Company has entered into indemnification agreements with all of its officers and directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year ending March 29, 1997, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of June 9, 1997, information concerning the beneficial ownership of the Company's Common Stock for (a) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) each director; (c) each of the executive officers named in the Summary Compensation Table below; and (d) all directors and officers of the Company as a group:



                                          AMOUNT AND            PERCENT
                                           NATURE OF           OF TOTAL
                                          BENEFICIAL        OUTSTANDING
NAME OF BENEFICIAL OWNER                  OWNERSHIP        COMMON STOCK

George H. Bruns, Jr                        387,553(1)          11.5
  4650 Norris Canyon Road
  San Ramon, CA 94583
James A. Cole                              260,147(2)           7.7
  5424 Island Forest Place
  Westlake Village, CA 91362
Jeffrey T. Lum                              78,364              2.3
   47790 Westinghouse Drive
   Fremont, CA 94539
Gregory L. Overholtzer                         -0-              0.0
   4650 Norris Canyon Road
   San Ramon, CA 94583
Bradley C. Stribling                           -0-              0.0
  4650 Norris Canyon Road
  San Ramon, CA 94583
Edward D. Sherman                              -0-              0.0
  6507 Leyland Park Drive
  San Jose, CA 95120
Robert C. Wilson                             6,000(3)           0.2
  274 Catalpa Drive
  Atherton, CA 94027
All officers and directors as a group
  (9 persons including the above)          732,064             21.6

Dimensional Fund Advisors Inc.             171,900(4)           5.1
  1299 Ocean Avenue, Suite 650
  Santa Monica, CA 90401
The Robertson Stephens Orphan Fund         276,672(5)           8.2
  555 California Street
  San Francisco, CA 94104
Montgomery Asset Management                178,000(6)           5.3
  600 Montgomery Street
  San Francisco, CA 94111

-------------------------------
 (1) Includes 187,650 shares owned by the Bruns Trust, 170,000 registered in the names of his son and daughter, and 22,163 shares owned by The Bruns Company.

(2) James A. Cole is the Managing General Partner of Spectra Enterprise Associates (a Venture Partnership), which beneficially owns 260,147 shares over which Mr. Cole has shared voting and dispositive power.

(3)      All 6,000 shares represent currently exercisable options.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 171,900 shares as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(5) As general partners of the Orphan Fund, Bayview Investors, Ltd. and Robertson, Stephens & Company share voting and dispositive power over 276,672 shares held by the Orphan Fund.

(6) Montgomery Asset Management is registered under section 203 of the Investment Advisors Act of 1940.

                             EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and each of the three other most highly compensated executive officers who earned more than $100,000 annual compensation during the last fiscal year, for the fiscal years ended March 29, 1997, March 30, 1996, and March 25, 1995:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                  ---------------------------------------------------
                               ANNUAL COMPENSATION                           AWARDS            PAY-OUTS
                          --------------------------------        ---------------------------------------------------
                                                                                       NUMBER OF
                                                                                       SECURITIES
                                                                  OTHER                UNDERLYING    ALL OTHER
NAME AND                                                          ANNUAL               OPTIONS/      COMPEN-
PRINCIPAL                FISCAL                                   COMPEN-              SARS          SATION
POSITION                 YEAR        SALARY($)      BONUS         SATION               (#)(1)        ($)(2)
---------------------------------------------------------------------------------------------------------------------

George H. Bruns          1997        $146,862        --           $  7,145(4)           75,000         --
Chairman and             1996        $148,000        --           $  7,200(4)              --          --
Chief Executive          1995        $ 37,000(3)     --           $  9,050(5)              --          --
Officer

Jeffrey T. Lum           1997(6)     $ 97,409      $29,015       --                     20,000        $1,164
President
ASCOR, Inc.

Gregory Overholtzer      1997        $108,500      $10,205       --                        --         $3,218
Vice President,          1996(7)     $104,885        --          --                        --         $3,392
Finance and
Chief Financial Officer

Brad C. Stribling        1997(8)     $ 92,353      $10,813       --                        --         $2,164
Vice President,          1996        $111,126        --          --                        --         $2,015
Engineering              1995        $116,462      $10,000       --                     40,000        $1,558

(1)   Stock options granted under the Company's 1990 Stock Option Plan.

(2) Represents contributions made by the Company to the Company's 401 (k) Plan which match in part the pre-tax elective deferral contributions (included under Salary) made to such plan by the executive officers.

(3) In January 1995, Mr. George H. Bruns, Jr. assumed the role of Chief Executive Officer.

(4) Other compensation for Mr. George H. Bruns, Jr. represents a car allowance in 1997 and 1996.

(5) Other compensation for Mr. George H. Bruns, Jr. includes a car allowance of $1,800 for three months and board compensation of $7,250. The Board compensation was earned prior to the assumption of the Chief Executive Officer position in January, 1995.

(6)   ASCOR merged with Giga-tronics in fiscal 1997.

(7) Pursuant to regulations issued by the Commission, no data is reportable for prior fiscal years because annual compensation was below the $100,000 requirement.

(8) Mr. Brad Stribling left the Company in January of 1997. Data is still reportable for 1997 pursuant to regulations issued by the Commission.


STOCK OPTIONS

         The following table sets forth stock options granted in fiscal 1997 to each of the Company's executive officers named in the Summary Compensation Table. No stock appreciation rights were granted during the 1997 fiscal year. All option exercise prices would have been based on market price on the date of grant. The table also sets forth the hypothetical gains that would exist for the options at the end of their five year terms, assuming compound annual rates of stock appreciation of 5% and 10%. These numbers are calculations based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth. The actual future value of all options will depend on the market value of the Company's Common Stock.




                                                OPTION GRANTS IN FISCAL 1997

                                                  Percent of                            Potential Realizable
                                    No. of        Total Options                             Value at Assumed
                                    Securities    Granted To                           Annual Rates of Stock
                                    Underlying    Employees                               Price Appreciation
                        Date of     Options       In Fiscal     Exercise         Exp.        for Option Term
Name                     Grant      Granted (#)   1997          Price ($/sh)     Date      5% ($)    10% ($)
-------------------------------------------------------------------------------------------------------------

George H. Bruns, Jr.    8/27/96     75,000        35.4            $9.35         2/26/99    $18,750   $108,750
Jeffrey T. Lum          8/28/96     20,000         9.4            $8.50         8/27/01    $47,000   $103,800


OPTIONS EXERCISES AND FISCAL YEAR END VALUE TABLE

                  The following table provides information, with respect to the named executive officers, concerning the exercise of options during fiscal 1997 and unexercised options held as of the end of the fiscal year. No stock appreciation rights were exercised by such individuals during fiscal 1997. No stock appreciation rights were outstanding at the end of such fiscal year.

                AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES



                                                        NUMBER OF SECURITIES
                                                        UNDERLYING                     VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                                        AT MARCH 29, 1997(#)           AT MARCH 29, 1997($)(1)
                                                        --------------------           --------------------
                                   SHARES
                                 ACQUIRED        VALUE
NAME                          ON EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------  ------------ -------------- ---------------- ------------- ----------------

George H. Bruns, Jr.                 --      $   --              --           75,000            --       $   --(3)
Chairman and
Chief Executive Officer

Gregory Overholtzer                7,500     $30,000 (2)         --           15,000            --        $ 60,000
Vice President, Finance
and Chief Financial Officer

Bradley C. Stribling              10,000     $56,875 (2)         --               --            --        $  --
Vice President,
Engineering

Jeffrey T. Lum                       --      $   --              --           20,000            --        $  -- (3)
President
ASCOR


(1) Equal to the fair market value of the option shares on March 29, 1997 ($8.00 per share), less the aggregate option price payable for such shares. Options are in-the-money if the market value of the shares is greater than the option exercise price.

(2) Equal to the market value of shares on date of exercise less the aggregate option price paid for such shares.

(3)   Options are out-of-the-money.


LONG-TERM INCENTIVE PLAN (LTIP) AWARDS TABLE

      There were no long-term incentive plan awards made during fiscal 1997 to the Company's executive officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

CHANGE-IN-CONTROL ARRANGEMENTS

         All outstanding options held by the Chief Executive Officer and the Company's other executive officers under the Company's 1990 Stock Option Plan will automatically accelerate and become exercisable for fully vested shares upon a change in control of the Company, whether effected through merger, sale of substantially all of the Company's assets, the successful completion of a hostile tender offer for 30% or more of the Company's outstanding Common Stock, or a change in the majority of the Board as a result of one or more contested elections for Board membership.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the 1997 fiscal year, the Compensation and Stock Option Committee of the Board was comprised of Messrs. Cole and Wilson.

         No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION POLICY

      Giga-tronics' executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation - at expected levels of performance - in order to attract, motivate and retain talented executives. Secondly, the program is intended to create an alignment of interest between the Company's executives and its shareholders such that a significant portion of each executive's compensation is linked directly to the creation of shareholder value.

      The Executive Compensation Program is intended to place heavy emphasis on the variable pay (pay that varies with performance) and less focus on fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company's short term and long term success. The three primary components of the program include base salary, annual incentive (performance based bonus), and long term incentives (stock options).

FACTORS

         The process involved and the factors considered in the executive compensation determination for fiscal year 1997 are summarized below. It is expected that this process will remain the same in fiscal year 1998. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of "pay-for-performance."

BASE SALARY

      Base salaries are based primarily on individual performance, and each individual's role in the Company. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

      On the basis of its knowledge of the industry, this Committee believes that the base salary levels in effect for the Company's executive officers are competitive with the companies within and without the industry with which the Company competes for executive talent. However, the Committee did not, through one or more external salary surveys for the industry, independently confirm the specific percentiles at which the base salary levels in effect for the Company's executive officers stood in relation to other companies in the industry.

      Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace. Salary increases are granted within a pay-for-performance framework.

ANNUAL PERFORMANCE (NON-STOCK) BASED INCENTIVE COMPENSATION

      Giga-tronics' annual incentive bonus plan is intended to (1) reward key employees based upon company and individual performance, (2) motivate, and (3) provide competitive cash compensation opportunities. Incentive awards are paid annually based upon achievement of individual performance objectives for the most recently completed fiscal year.

      Bonus payments of approximately $75,000 in the aggregate were earned in fiscal 1997.

LONG-TERM (STOCK BASED) INCENTIVE COMPENSATION

      Giga-tronics has always believed that stock ownership or stock option participation was the most effective way of aligning management and shareholder interests. With one exception, options issued have been at 100% of market value, for 5 year terms, exercisable 25% per year after the first year. The right to exercise options expires 60 days after termination of employment, except in case of death when optionee's estate would have six months to exercise. The exception is 75,000 options issued to Mr. George Bruns at 110% of market value, for a term of 2-1/2 years, exercisable 50% per year after the first year.

      Options outstanding in FY 1995 were 8.3% of total shares outstanding, options outstanding at the end of FY 1996 were 6.0% of total shares outstanding, and options outstanding at the end of FY 1997 were 7.8% of total shares then outstanding.

CEO COMPENSATION

         The CEO compensation is based on the same considerations as any other senior executive. Base rates are determined by market factors. Other compensation factors (salary increases, incentive bonus, option participation) are performance-based.

      Mr. Bruns' compensation for 1997 was $146,862 plus $7,145 transportation allowance.

      Mr. Bruns holds 75,000 options and owns, directly and through family, 387,553 shares comprising of 11.5% of the Company's stock.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

      Effective January 1, 1994, Section 162(m) of the IRS Code limits federal income tax deductions for compensation paid to the Chief Executive Officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

      The 1990 Stock Option Plan was amended in 1994 to restrict the maximum number of shares of Common Stock for which any one participant may be granted stock options and stock appreciation rights to 200,000 shares, and the stockholders approved this amendment at the 1994 Annual Meeting. As a result, stock options granted to the Company's executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation which is not subject to the $1 million limitation

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has re-appointed the firm of KPMG Peat Marwick as the Company's independent accountants for the fiscal year ending March 28, 1998 and to perform other appropriate services. Ratification by the shareholders will be sought for this appointment.

      Representatives of KPMG Peat Marwick are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK.

                          EMPLOYEE STOCK PURCHASE PLAN

      The shareholders are being asked to vote on a proposal to approve the Company's Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which 130,000 shares will be reserved for issuance. The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code. The Purchase Plan was adopted by the Board on December 11, 1996, and became effective on January 15, 1997 (the "Effective Date"). However, no shares will be issued under the Purchase Plan unless it is approved by the shareholders at the 1997 Annual Meeting.

      The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the attention of the Corporate Secretary of the Company at the Company's corporate offices in San Ramon, California.

Administration

      The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Share Reserve

      A total of 130,000 shares of Common Stock have been reserved for issuance over the ten (10) year term of the Purchase Plan. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, including the class and number of securities purchasable per participant during any one (1) purchase interval, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Purchase Intervals

      Except for the initial offering period, which shall consist of a single purchase interval, the Purchase Plan shall be implemented in a series of successive six (6) month purchase intervals. The initial purchase interval is to begin on January 15, 1997 and end on the last business day in August 1997. Subsequent purchase intervals will begin on the first business day in September and March each year and end on the last business day in February and the following August each year.

Eligibility

      Any individual who has been employed by the Company or any participating affiliate and who is expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate ("Eligible Employee") will be eligible to participate in the Plan.

      Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

      As of March 29, 1997, approximately 167 employees, including 4 executive officers, were eligible to participate in the Purchase Plan.

Purchase Provisions

      Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the start date of that offering period and will be automatically exercised in installments on the last business day of each purchase interval within the offering period.

     Each participant may authorize payroll deductions in any multiple of one percent (1%) of his or her base salary, up to a maximum of ten percent (10%).

      On the last business day of each purchase interval, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for that purchase interval. No participant may, during any one purchase interval, purchase more than 1,000 shares of Common Stock.

Purchase Price

      The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of the offering period in which the purchase date occurs and (ii) the fair market value per share of Common Stock on the purchase date; provided that the purchase price per share for the purchase date of the initial offering period shall be equal to eighty-five percent (85%) of the fair market value per share of common stock on that purchase date.

Valuation

      The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq National Market. On March 29, 1997, the fair market value per share of Common Stock was $8.00 per share.

Special Limitations

      The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

              (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the company or any of its affiliates.

              (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

Termination of Purchase Rights; Withdrawal

      The purchase right will immediately terminate upon the participant's loss of eligible employee status. The payroll deductions collected for the purchase interval in which the purchase right terminates will be refunded.

      A participant may withdraw from the Purchase Plan at any time at least one week prior to the next purchase date. The payroll deductions collected for the purchase interval in which such withdrawal occurs will, at the participant's election, be refunded or applied to purchase shares of Common Stock on the next purchase date.

Shareholder Rights

      No participant will have any shareholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

      No purchase right will be assignable or transferrable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

Acquisition

      Should the Company be acquired by merger or asset sale during any purchase interval, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

Amendment and Termination

      The Purchase Plan will terminate upon the earliest to occur of (i) the last business day in September, 2006, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

      The Board may at any time alter, suspend or discontinue the Purchase Plan. However, applicable laws and regulations may require that certain amendments be made the subject of shareholder approval.

FEDERAL TAX CONSEQUENCES

      The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

      If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the purchase interval in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

      If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the purchase interval in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

      If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

      The issuance of Common Stock under the Purchase Plan is intended to qualify as noncompensatory under APB No. 25, "Accounting of Stock Issued to Employees". As such, issuances under the Purchase Plan would not result in compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

SHAREHOLDER APPROVAL

      The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan. Should such shareholder approval not be obtained, then the Purchase Plan will terminate and all sums collected from any individuals who joined the initial purchase interval on the Effective Date will be refunded.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE EMPLOYEE STOCK PURCHASE PLAN.

                    APPROVAL OF STOCK OPTION PLAN AMENDMENTS

      The Company's shareholders are being asked to approve an amendment to the Company's Restated 1990 Stock Option Plan (the "Option Plan") which the Board of Directors adopted on June 20, 1997, subject to shareholder approval at the 1997 Annual Meeting. The principal changes which the amendment has made to the Option Plan as last approved by the shareholders may be summarized as follows:

           o The total number of shares of Common Stock available for issuance over the term of the Option Plan has been increased by an additional 300,000 shares to 700,000 shares of Common Stock.

           o The requirement that the Option Plan be administered by a committee of directors who qualify under Rule 16b-3, prior to its amendment in 1996, as "disinterested persons" has been eliminated.

           o The authority of the Board to amend the Option Plan has been modified.

           o Stock options granted to officers no longer must be accompanied by Limited Stock Appreciation Rights. However, such Limited Rights may be granted on a case-by-case basis.

         The purpose of these changes is to assure that the Company will continue to have a sufficient reserve of Common Stock available under the Option Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success, and to eliminate or modify certain restrictions, as permitted by recent amendments to Rule 16b-3 issued by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934.

      The affirmative vote of a majority of the Company's outstanding voting stock present or represented by proxy at the 1997 Annual Meeting and entitled to vote on this proposal is required for approval of the amendments to the Option Plan.

      The following is a summary of the principal features of the Option Plan as amended through June 20, 1997. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary.

DESCRIPTION OF THE OPTION PLAN

         Option Grant Programs. The Option Plan consists of the Discretionary Option Grant Program under which key employees may be granted stock options to purchase shares of Common Stock.

         Option Plan Administration. The Option Plan is administered by a committee or committees (the "Committee) appointed by the Board from among its members or a subcommittee or subcommittees thereof. In establishing the composition of the Committee the Board will consider, but is not bound by compliance with Rule 16b-3 issued under the Security Exchange Act of 1934 and
Section 162(m) of the Internal Revenue Code. Before amendment, the Option Plan required that administration of the Option Plan with respect to officers subject to Section 16(b) be performed by a committee of directors who qualified as "disinterested persons" within the meaning of then-existing Rule 16b-3. The term "disinterested persons", as well as the requirement that the Option Plan be administered by such "disinterested persons" was eliminated from Rule 16b-3 in 1996. Amended Rule 16b-3 provides several alternative means of exempting transactions under the Option Plan from the liability provisions of Section 16, including but not limited to administration by a committee that satisfies certain requirements as to composition.

         As Plan Administrator, the Committee has complete discretion to select the eligible individuals who are to receive grants under the Discretionary Option Grant Program, the number of shares subject to each grant and the remaining terms and conditions of that grant.

         Eligibility. Eligibility for grants under the Discretionary Option Grant Program is limited to key employees (including officers and directors) of the Company or one or more parent or subsidiary corporations, whether now existing or subsequently established. Non-employee Board members will not be eligible to participate in the Discretionary Option Grant Program. As of March 29, 1997, approximately 167 employees (including 4 executive officers) were eligible to receive option grants under the Discretionary Option Grant Program.

         Securities Subject to the Option Plan. The total number of shares of Common Stock issuable over the term of the Option Plan may not exceed 700,000 shares, and no participant in the Option Plan may be granted stock options or separately exercisable stock appreciation rights for more than 200,000 shares in the aggregate, exclusive of any grants made prior to May 1, 1994. These share numbers will be subject to periodic adjustment in the event of certain changes to the capital structure of the Company.

         Should an option terminate or expire for any reason prior to exercise or surrender in full, the shares subject to the portion of the option not so exercised or surrendered will be available for subsequent issuance under the Option Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions summarized below will not be available for subsequent issuance.

         As of June 20, 1997, 75,550 shares of Common Stock have been issued under the Option Plan, options covering 262,500 shares were outstanding and 361,950 shares remained available for future grant, assuming shareholder approval of this proposal.

                       DISCRETIONARY OPTION GRANT PROGRAM

         The principal features of the Discretionary Option Grant Program may be summarized as follows:

         Price, Term and Exercisability. The option price per share may not be less than eighty percent (80%) of the fair market value per share of Common Stock on the date of grant, and granted options may not have a term in excess of ten (10) years.

         The option price may be paid in cash or in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes. Options may also be exercised through a same-day sale procedure, whereby the optionee authorizes a designated stock broker to effect an immediate sale of the vested shares purchased under the option and to pay over to the Company, out of the sale proceeds, sufficient funds to cover the option price and any withholding taxes incurred by reason of the transaction. The Plan Administrator may also assist any optionee (including an officer or director) in the exercise of one or more outstanding options by
(a) authorizing a loan from the Company or (b) permitting the optionee to pay the option price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate option price payable for the purchased shares plus any Federal or state income or employment taxes incurred in connection with the purchase.

         Valuation. The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. If there are no reported sales for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value. On March 29, 1997, the closing selling price per share was $8.00.

         Termination of Service. Should the optionee cease to remain in the Company's service while holding one or more outstanding options, then the optionee will have a limited period following such cessation of service in which to exercise each such option for the number of shares for which the option is otherwise exercisable at the time of such cessation of service.

         The Plan Administrator will have the discretionary authority under the Option Plan to extend the period following the optionee's cessation of service during which outstanding options are to remain exercisable and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised either at the time the options are granted or at any time while the option remains outstanding.

         For purposes of the Option Plan, an individual will be deemed to continue in service for so long as he or she remains in the employ of the Company or any parent or subsidiary corporation or serves as a non-employee member of the Company's Board of Directors.

         Cancellation/Regrant Programs. The Plan Administrator has the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all options outstanding under the Option Plan and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an option price per share not less than eighty percent (80%) of the fair market value of Common Stock on the new grant date.

         Stock Appreciation Rights. Each person who is at the time of the option grant an officer or director of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b) Insider") may be granted a limited stock appreciation right ("Limited Right") with respect to that option. Prior to the proposed amendment, each such option automatically included a Limited Right. The Limited Right will entitle the Section 16(b) Insider to surrender the option upon the occurrence of a Change in Control, provided such option has been outstanding for a period of at least six (6) months. In return for the surrendered option, the Section 16(b) Insider will receive a cash payment from the Company in an amount equal to (i) the greater of
(A) the fair market value of the vested shares for which the option is exercisable on the date of the option surrender or (B) the highest reported price per share paid in connection with the Change in Control of the Company's outstanding Common Stock, less (ii) the aggregate option price payable for such vested shares.

         For purposes of the Option Plan, a Change in Control will be deemed to occur in the event:

         (i) a person or group of related persons, other than the Company or any person controlling, controlled by or under common control with the Company, acquires beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities pursuant to a transaction or series of related transactions which the Board does not approve; or

         (ii) there is effected, within any period of twelve (12) consecutive months or less, any change in the composition of the Board such that the majority of the Board (determined by rounding up to the next whole number) ceases to be comprised of individuals who either (A) have been members of the Board continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         Acceleration of Options. In the event of a Change in Control or an acquisition of the Company by merger or asset sale (an "Acquisition"), each option outstanding at the time will automatically become exercisable for all of the option shares and may be exercised for any or all of such shares immediately prior to the effective date of such Change in Control or Acquisition. However, an outstanding option will not so accelerate in connection with an Acquisition if that option is either to be assumed by the successor corporation or parent thereof or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, and certain outstanding options may not, pursuant to their express terms, accelerate upon a Change in Control. The Plan Administrator will have the discretion to provide for the subsequent acceleration of any option which does not accelerate at the time of such Acquisition or Change in Control, should the optionee's service terminate within a designated period following that transaction.

         The Plan Administrator will also have the discretionary authority to provide for the automatic vesting of the shares of Common Stock subject to one or more outstanding options upon an Acquisition, whether or not those options are to be assumed or replaced in connection with such acquisition.

         The acceleration of options in the event of a Change in Control or an Acquisition of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a proposal for merger, a takeover attempt or other efforts to gain control of the Company.

         Special Tax Election. The Plan Administrator may provide one or more holders of non-statutory options under the Discretionary Grant Option Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the Federal and state income and employment tax liability incurred by such individuals in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

                               GENERAL PROVISIONS

         Option Plan Amendments. The Board of Directors may amend, suspend or discontinue the Option Plan at any time. Without shareholder approval, the Board may not make any other change with respect to which the Board determines that stockholder approval is required by applicable law or regulatory standards. Before its amendment, as proposed, the Option Plan also contained the following restriction, which was required by Rule 16b-3 before its amendment in 1996: the Board could not, without stockholder approval, (i) materially modify the requirements for eligibility and participation in the Option Plan, or (ii) materially increase the number of shares which may be subject to awards granted under the Option Plan (except as provided above).

         To the extent not inconsistent with the Option plan, the committee may modify or waive the terms of any outstanding award.

OPTION GRANTS

         The table below shows, as to the Company's Chief Executive Officer, each of the Company's other executive officers named in the Summary Compensation Table (below), each of the non-employee Board members and the various indicated groups, the following information with respect to stock option transactions effected from the beginning of fiscal year 1997 through June 25, 1997, the number of shares of Common Stock subject to options granted under the Option Plan during that period and the weighted average option price payable per share under such options:


                      NAME AND POSITION                           NUMBER OF      WEIGHTED AVERAGE
                                                                OPTION SHARES    OPTION PRICE OF
                                                                                 GRANTED OPTIONS
----------------------------------------------------------------------------------------------------
George H. Bruns, Jr.                                               75,000             $9.35
  Chairman and Chief Executive Officer
----------------------------------------------------------------------------------------------------
Gregory L. Overholtzer                                               -0-               N/A
  Vice President, Finance and Chief Financial Officer
----------------------------------------------------------------------------------------------------
Jeffrey T. Lum                                                     20,000             $8.50
  President, ASCOR, Inc.
----------------------------------------------------------------------------------------------------
Bradley C. Stribling                                                 -0-               N/A
  Vice President, Engineering
----------------------------------------------------------------------------------------------------
Byron F. Flanders                                                  25,000             $8.50
  Vice President, Manufacturing
----------------------------------------------------------------------------------------------------
Robert D. Geddes                                                   25,000             $8.50
  Vice President, Marketing and Sales
----------------------------------------------------------------------------------------------------
All current executive officers as a group                          145,000            $8.94
  (6  persons)
----------------------------------------------------------------------------------------------------
James A. Cole                                                        -0-               N/A
  Director
----------------------------------------------------------------------------------------------------
Edward D. Sherman                                                    -0-               N/A
  Director
----------------------------------------------------------------------------------------------------
Robert C. Wilson                                                     -0-               N/A
  Director
----------------------------------------------------------------------------------------------------
All current directors (other than executive officers) as a           -0-               N/A
group (3 persons)
----------------------------------------------------------------------------------------------------
All employees, including current officers who are not              66,900             $7.78
executive officers, as a group (12 persons)
----------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSEQUENCES

                                  OPTION GRANTS

         Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

         Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the option price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the option price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the option price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that the ordinary income recognized in connection with most disqualifying dispositions of incentive stock option shares under the Option Plan will be deductible by it and will not be subject to the annual $1 Million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

         Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the option price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the ordinary income recognized upon the exercise of most non-statutory options under the Option Plan will be deductible by it and will not be subject to the annual $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

                            STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

                              ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

         For fiscal years beginning with the Company's 1996 fiscal year, Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS No. 123") requires the Company to disclose, in footnotes to the Company's financial statements, the impact that options and other awards granted under the Option Plan would have had on the Company's reported earnings were the fair value of those awards treated as compensation expense.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company represented and entitled to vote at the 1997 Annual Meeting is required for approval of the amendment to the Option Plan. If such approval is obtained, then all outstanding options based upon the 300,000-share increase which forms part of that amendment will remain outstanding and become exercisable in accordance with their terms. Should such shareholder approval not be obtained, then the option grants based upon such share increase will immediately terminate, and no further option grants will be made on the basis of that increase. The Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan until the available reserve of Common Stock under the Option Plan, as last approved by the shareholders, is issued.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDED OPTION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE OPTION PLAN AND TO ELIMINATE CERTAIN RESTRICTIONS AS PERMITTED BY RECENT AMENDMENTS TO SECURITIES AND EXCHANGE COMMISSION RULE 16b-3.


                             SHAREHOLDERS' PROPOSALS

         To be considered for presentation to the Annual Meeting of Shareholders to be held in 1998, a shareholder proposal must be received by the Company no later than February 28, 1998. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 4650 Norris Canyon Road, San Ramon, CA 94583.

         The Annual Report of the Company for the fiscal year ended March 29, 1997 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Company will mail Annual Report on Form 10K to any shareholder who so requests. Requests should be sent to the Corporate Secretary as noted above for proposals.

                                  OTHER MATTERS

      The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.



                                    By order of the Board of Directors,




                                    /s/ George H. Bruns, Jr.

                                    George H. Bruns, Jr.
                                    Chairman and Chief Executive Officer


San Ramon, California
June 25, 1997

                           GIGA-TRONICS INCORPORATED
                         ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George H. Bruns, Jr. and Larry Kaye, or either of them are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock of Giga-tronics Incorporated ("Giga-tronics") standing in the name of the undersigned on the books of Giga-tronics at the close of business on June 9, 1997, at the Annual Meeting of Shareholders to be held at 10:00 A.M., on August 5, 1997, at Giga-tronics' Facilities at 4650 Norris Canyon Road, San Ramon, CA 94583, or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)


                            - FOLD AND DETACH HERE -

FOR ALL NOMINEES LISTED (EXCEPT AS WITHHELD IN ONE SPACE BELOW).

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED.

Elect four Directors for the ensuing year.

Nominees: George H. Bruns, Jr., James A. Cole.
          Edward D. Sherman, Robert C. Wilson.

INSTRUCTION: To withhold authority to vote for one or more individual nominees, (write such name or names in the space provided below.)

--------------------------------------------------------------------------------

2. Ratify the appointment of independent certified public accountants.
   FOR          AGAINST         ABSTAIN
   [ ]          [ ]             [ ]

3. Ratify the Employee Stock Purchase Plan.
   FOR          AGAINST         ABSTAIN
   [ ]          [ ]             [ ]

4. Ratify the amendment to the Stock Option Plan to increase the number of authorized shares from 400,000 to 700,000 and make the other changes described in the Proxy Statement.
   FOR          AGAINST         ABSTAIN
   [ ]          [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature(s)                                            Dated:            , 1997
            -------------------------------------------       ------------
Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt is acknowledged of the Proxy Statement for the meeting.

                            - FOLD AND DETACH HERE -